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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- SEPT. 17, 2007

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RiverSource Fundamental Growth Fund (July 30, 2007)                                         S-6261-99 H
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The Fund's Board of Directors has approved in principle the merger of the Fund into RiverSource Growth Fund, a fund that seeks to provide shareholders with long-term capital growth.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2007, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2008.

For more information about RiverSource Growth Fund, please call 1-888-791-3380 for a prospectus.

EFFECTIVE ON OR ABOUT NOV. 15, 2007, RIVERSOURCE INVESTMENTS, LLC WILL PROVIDE ALL INVESTMENT MANAGEMENT SERVICES TO THE FUND INTERNALLY. PRIOR TO THIS TIME, RIVERSOURCE INVESTMENTS, THE FUND'S INVESTMENT MANAGER, HAD AGREEMENTS WITH GOLDMAN SACHS ASSET MANAGEMENT, L.P. AND WELLINGTON MANAGEMENT COMPANY, LLP TO SERVE AS SUBADVISERS TO THE FUND.

The Principal Investment Strategies section for RiverSource Fundamental Growth Fund will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its net assets in foreign investments.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by identifying companies that the investment manager believes have above-average long-term growth potential based, among other factors, on:

- Management's track record.

- Financial strength.

- Competitive market or product position.

- Technological advantage (more advanced technology or proven technological advantage) over competitors.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The investment manager identifies a more attractive opportunity.

The Principal Risks section for RiverSource Fundamental Growth Fund will be revised to add the following risk:

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

The rest of this section remains unchanged.

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S-6261-1 A (9/07)
* Valid until further notice.
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The information following the second paragraph in the Investment Manager section for RiverSource Fundamental Growth Fund will be revised as follows:

INVESTMENT MANAGER

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Nick Thakore, Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments in 2002.

- Analyst and Portfolio Manager, Fidelity Investments, 1993 to 2002.

- Began investment career in 1993.

- MBA,Wharton School, University of Pennsylvania.

The rest of this section remains unchanged.

S-6261-1 A (9/07)